                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                       SCHEID VINEYARDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                             SCHEID VINEYARDS INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 13, 1999

To the Stockholders of
Scheid Vineyards Inc.

    The Annual Meeting of Stockholders of Scheid Vineyards Inc. will be held at 2:00 p.m. (local time) on Thursday, May 13, 1999, at the World Trade Club, located in the World Trade Center, Ferry Building, on the Embarcadero at Market Street, San Francisco, California 94111-4274, for the following purposes:

     1. To elect five Directors, each to serve for a one-year term; and

     2. To transact any other business which may properly come before the meeting and any adjournments or postponements thereof.

    A proxy statement containing information for stockholders is annexed hereto and a copy of the Annual Report of the Company for the fiscal year ended December 31, 1998 is enclosed herewith.

    The Board of Directors has fixed the close of business on April 1, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE.

                                          By order of the Board of Directors

                                            [/S/ ALFRED G. SCHEID]

                                          Alfred G. Scheid
                                          Chairman and
                                          Chief Executive Officer

Marina del Rey, California
April 12, 1999

                             SCHEID VINEYARDS INC.
                           13470 Washington Boulevard
                        Marina del Rey, California 90292
                                 (310) 301-1555

                                PROXY STATEMENT

                              GENERAL INFORMATION

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scheid Vineyards Inc. ("SVI" or the "Company"), a Delaware corporation, for use only at its Annual Meeting of Stockholders to be held on Thursday, May 13, 1999, and any adjournments or postponements thereof (the "Annual Meeting").

    Shares may not be voted unless the appropriate signed proxy card is returned or other specific arrangements are made to have shares represented at the meeting. Any stockholder of record giving a proxy may revoke it at any time before it is voted by filing with the Secretary of SVI a notice in writing revoking it, by duly executing a proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to revoke the proxy and vote the shares in person. Stockholders whose shares are held in street name should consult with their brokers or other nominees concerning procedures for revocation. Subject to such revocation, all shares represented by a properly executed proxy card will be voted as directed by the stockholder on the proxy card. IF NO CHOICE IS SPECIFIED, PROXIES WILL BE VOTED "FOR" THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS.

    In addition to soliciting proxies by mail, Company officers, Directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. The total cost of solicitation of proxies will be borne by SVI. Although there are no formal agreements to do so, it is anticipated that SVI will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding any proxy soliciting materials to their principals.

    Only stockholders of record at the close of business on Thursday, April 1, 1999 are entitled to receive notice of and to vote at the Annual Meeting. On April 1, 1999, SVI had outstanding 2,733,563 shares of Class A Common Stock and 3,374,100 shares of Class B Common Stock, which constituted all of the outstanding voting securities of SVI. Generally, except with respect to the election or removal of Directors, the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class, with each outstanding share of Class A Common Stock on the record date entitled to one vote and each share of Class B Common Stock outstanding on the record date entitled to five votes on each matter. With respect to matters on which the Class A Common Stock and Class B Common Stock vote together as a single class, shares representing a majority of the votes entitled to be cast in respect of the shares of Common Stock outstanding on the record date will constitute a quorum.

    The holders of the Class A Common Stock, voting as a separate class, are entitled to elect two of the five Directors, and the holders of the Class B Common Stock, voting as a separate class, are entitled to elect the remaining three Directors. Directors elected by the holders of Class A Common Stock and Class B Common Stock will be voted upon from separate slates of nominees. In the election of Directors, each share of Class A Common Stock is entitled to one vote multiplied by the number of Directors to be elected by the holders of the Class A Common Stock, and each share of Class B Common Stock is entitled to five votes multiplied by the number of Directors to be elected by the holders of the Class B Common Stock.

    Directors are elected by a plurality of votes cast. Stockholders may not cumulate their votes for any one or more nominees for election as Directors; provided, however, that under Section 2115 of the California Corporations Code (which is currently applicable to the Company), a stockholder may cumulate votes in the election of directors if the candidates' names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting prior to the voting of the stockholder's intention to cumulate the stockholder's votes, in which case all stockholders may cumulate their votes. The affirmative vote of a majority of the voting power present, either in person or represented by proxy, and entitled to vote at the Annual Meeting will be required to approve any other matters to be voted upon at the Annual Meeting.

    Under the General Corporation Law of the State of Delaware: (i) shares that are subject to abstention or a broker "non-vote" are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum for the transaction of business; (ii) neither abstentions nor broker "non-votes" are counted for purposes of the election of Directors; (iii) abstentions in any other matter to be voted upon at the Annual Meeting will be considered to be present but not voting, and thus will have the effect of a "No" vote; and (iv) a broker "non-vote" in any other matter to be voted upon at the Annual Meeting will be considered to be not present and not entitled to vote on such matter, and thus will not be considered in the tabulation of votes on such matter. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal or matter, and so notifies the Company, because the nominee does not have discretionary voting power with respect to that proposal or matter and has not received voting instructions from the beneficial owner.

    Alfred G. Scheid, Scott D. Scheid, Heidi M. Scheid, each an executive officer and Director of the Company, and Kurt J. Gollnick, an executive officer of the Company, and certain members of their families, beneficially own 3,374,100 shares of the Company's Class B Common Stock, which, as of April 1, 1999, represents 100% of the voting power of the Class B Common Stock and 86.1% of the combined voting power of the Class A and Class B Common Stock when such classes vote together as a single class. The holders of the Class B Common Stock intend to vote all shares held by them in favor of the persons nominated by the Board of Directors as the slate for election by the holders of the Class B Common Stock and the proposals to approve certain amendments to the Company's Certificate of Incorporation and Bylaws.

    It is anticipated that this proxy statement and accompanying proxy card will first be mailed to stockholders on or about April 12, 1999.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

INFORMATION CONCERNING THE NOMINEES

    The Company's Certificate of Incorporation provides that the holders of the Class A Common Stock, voting as a separate class, are entitled to elect 25% of the authorized number of Directors, rounded up to the nearest whole number, and that the holders of the Class B Common Stock, voting as a separate class, are entitled to elect the remaining Directors. The Board of Directors is currently composed of five members, thereby entitling the holders of the Class A Common Stock and Class B Common Stock to elect two and three Directors, respectively. The Board of Directors has nominated the incumbent Directors to be elected for a term expiring at the 2000 Annual Meeting of Stockholders, and until, in each case, such person's successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Biographical information concerning the nominees is set forth under the caption "--Directors and Executive Officers" below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of Common Stock.

    The Board of Directors has divided the nominees into two slates, one for election by the holders of the Class A Common Stock and the other for election by the holders of the Class B Common Stock. Only holders of the specified class of Common Stock may vote on the respective slates of nominees for Directors. The slates are as follows:

             FOR ELECTION BY THE HOLDERS                             FOR ELECTION BY THE HOLDERS
               OF CLASS A COMMON STOCK                                 OF CLASS B COMMON STOCK
------------------------------------------------------  ------------------------------------------------------
                    John L. Crary                                          Alfred G. Scheid
                  Robert P. Hartzell                                       Scott D. Scheid
                                                                           Heidi M. Scheid

    The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. However, should any nominee named herein become unable or unwilling to accept nomination or election, the persons named as proxies will vote instead for such other person as the Board of Directors may recommend.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE-NAMED NOMINEES AS DIRECTORS.

DIRECTORS AND EXECUTIVE OFFICERS

    The following sets forth certain information as of April 1, 1999 with regard to each of the Directors and executive officers of the Company.

NAME                                                          AGE                           POSITION
------------------------------------------------------------  --- ------------------------------------------------------------
Alfred G. Scheid(1).........................................  67  Chairman of the Board of Directors and Chief Executive
                                                                  Officer
Scott D. Scheid.............................................  38  Vice President, Chief Operating Officer and Director
Heidi M. Scheid(2)..........................................  35  Vice President Finance, Chief Financial Officer, Treasurer,
                                                                  Secretary and Director
Kurt J. Gollnick............................................  40  Vice President Vineyard Operations
John L. Crary(1)(2).........................................  45  Director
Robert P. Hartzell(1)(2)....................................  64  Director

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    ALFRED G. SCHEID, the Company's Chairman of the Board and Chief Executive Officer, was one of the founders of the Company in 1972 and has served continuously as its Chief Executive Officer since that time. Mr. Scheid has been engaged full-time in the business of SVI since 1988, when he became the sole owner of the Company. Prior to 1988, Mr. Scheid had other business affairs outside SVI. Mr. Scheid is a founder of the California Association of Winegrape Growers, a trade association that represents the interests of California wine grape producers and has served as its chairman. He is also a founder of Monterey County Vintners and Growers Association, a trade association composed primarily of wine grape and wine producers. Mr. Scheid is a graduate of the Harvard Graduate School of Business, and is the father of Scott D. Scheid and Heidi M. Scheid.

    SCOTT D. SCHEID became Chief Operating Officer and a Director of the Company in 1997. Mr. Scheid joined the Company in 1986 as Vice President and has been engaged full-time in the business of the Company since that time. Prior to joining SVI, he was employed as an options trader with E.F. Hutton & Company Inc. Mr. Scheid was recently elected as a director of the California Association of Winegrape Growers, and he previously has served as a director of Monterey County Vintners and Growers Association. Mr. Scheid holds a B.A. degree in economics from Claremont Men's College.

    HEIDI M. SCHEID became the Company's Vice President Finance, Chief Financial Officer, Treasurer and a Director in 1997. Ms. Scheid joined the Company in 1992 as Director of Planning after serving as a senior valuation analyst at Ernst & Young, LLP for two years. Prior to that, she was an associate with Interven Partners, a venture capital firm. Ms. Scheid was recently elected as director and treasurer of Wine Market Council, a wine industry association aimed at expanding the American wine consumer base. Ms. Scheid holds an M.B.A. degree from the University of Southern California.

    KURT J. GOLLNICK has been the Company's Vice President Vineyard Operations since 1997. Mr. Gollnick joined SVI in 1988 as General Manager, Vineyard Operations. For seven years prior to joining the Company, Mr. Gollnick was a vineyard manager for Thornhill Ranches of Santa Maria, California, where he managed 1,200 acres of vineyards. He has served as a director of the California Association of Winegrape Growers from 1989 through 1997 and was recently elected as a director of the Monterey County Vintners & Growers Association. Mr. Gollnick has also served as president of the Central Coast Grape Growers and Monterey Grape Growers Associations. Mr. Gollnick holds a B.S. degree in agricultural economics from the California Polytechnic State University San Luis Obispo.

    JOHN L. CRARY became a Director of the Company in 1997. Currently, Mr. Crary is founder and chairman of The Lassen Companies, Inc., a privately held cleaning products manufacturing and distribution company, and he is President of Juniper Capital LLC, a privately held financial advisory and investment firm. Since 1988, Mr.Crary has been a corporate financial advisor and venture capital investor active with companies in various high technology as well as basic industries. Previously, Mr. Crary was an investment banker in the corporate finance department of E.F. Hutton & Company Inc., which he joined in 1979. Mr. Crary has been a consultant to SVI and its predecessors since 1993 in connection with financial matters, acquisitions and business strategy. Mr. Crary is also a director of a number of private companies. Mr. Crary is a graduate of the University of California at Irvine and the Columbia University Graduate School of Business.

    ROBERT P. HARTZELL became a Director of the Company in 1997. Mr. Hartzell is the owner of Harmony Vineyards, a producer of premium Zinfandel wine grapes near Lodi, California. From 1978 to 1996, Mr. Hartzell was President of the California Association of Winegrape Growers. For six years during this period, Mr. Hartzell also served on the Agricultural Policy Advisory Committee to the U.S. Secretary of Agriculture and the U.S. Trade Representative in connection with the General Agreement on Trade and Tariffs negotiations. Mr. Hartzell has also served as Deputy Director of the California Department of Food and Agriculture. Mr. Hartzell holds a B.S. degree from the University of California at Davis.

    Officers serve at the discretion of the Board of Directors.

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on a review of reports on Forms 3, 4 and 5 and amendments thereto filed with the Securities and Exchange Commission and furnished to the Company, there was one failure to file such a report on a timely basis by a Director, officer or beneficial owner of more than 10% of SVI's Class A Common Stock. Robert P. Hartzell, a Director of SVI, failed to timely report the open market purchase by his wife of 600 shares of Class A Common Stock on February 20, 1998. This purchase was reported on a Form 5 filed with the Securities and Exchange Commission in February 1999.

BOARD OF DIRECTORS, COMMITTEES AND COMPENSATION

    Directors are elected to serve a one-year term and until their successors are duly elected and qualified. The Company pays each non-employee Director an annual fee of $5,000 and meeting fees at the rate of $500 for each Board meeting attended in person and reimburses such Director for all expenses incurred by him in his capacity as a Director of the Company. No fees are paid for participation in telephonic meetings of the Board of Directors or its committees or actions taken in writing. The Board of Directors held four meetings in 1998.

    Under the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan"), each individual who was serving as a non-employee Director on the date the underwriting agreement for the Company's initial public offering was executed (July 24, 1997) received an option grant on such date for 10,000 shares of Class A Common Stock, provided such individual had not been in the prior employ of the Company. Such option grants were made to each of Messrs. Crary and Hartzell. Each individual who first becomes a non-employee Director in the future will receive a 10,000-share option grant on the date such individual joins the Board, provided that such individual has not been in the prior employ of the Company and has not previously received an option grant from the Company in his or her capacity as a non-employee Director. In addition, at each Annual Meeting of Stockholders, each non-employee Director with at least six months' service who is to continue to serve as a non-employee Director after the Annual Meeting receives an additional option grant to purchase 2,500 shares of Class A Common Stock, whether or not such individual has been in the prior employ of the Company.

    Each automatic option grant to a non-employee Director has or will have a term of 10 years, subject to earlier termination following the optionee's cessation of Board service. The initial 10,000-share option grant becomes or will become exercisable in a series of four successive equal annual installments over the optionee's period of Board service. Each additional 2,500-share option grant becomes or will become exercisable upon the optionee's completion of one year of Board service measured from the grant date. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Director.

    The Board of Directors has appointed an Audit Committee and a Compensation Committee. The members of the Audit Committee are Messrs. Crary and Hartzell and Ms. Scheid. Responsibilities of the Audit Committee include reviewing financial statements and consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls and reviewing the scope of the independent auditors' activities and fees. The members of the Compensation Committee are Messrs. Crary, Hartzell and Alfred G. Scheid. The Company's Compensation Committee establishes and reviews salary, bonus and other forms of compensation for officers of the Company, provides recommendations to the Board of Directors for the salaries and incentive compensation of the employees and consultants of the Company, reviews training and human resources policies and makes recommendations to the Board of Directors regarding such matters. The Company has no nominating committee or committee performing similar functions. The Audit Committee held one meeting in 1998, and the Compensation Committee held one meeting in 1998.

    Each Director attended at least 75% of the total number of the meetings held of the Board of Directors and each committee thereof on which such Director served during the fiscal year ended December 31, 1998.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP

    The following table sets forth certain information as of April 1, 1999, with respect to persons known by the Company to be beneficial owners of more than five percent of either the Company's Class A Common Stock or the Company's Class B Common Stock, as well as beneficial ownership of such classes of Common Stock by the executive officers and Directors of the Company, and all executive officers and Directors as a group. The persons named in the table have sole voting and investment power with respect to all shares beneficially owned, unless otherwise indicated.

                                                                 CLASS A COMMON STOCK       CLASS B COMMON STOCK
                                                                 BENEFICIALLY OWNED(1)      BENEFICIALLY OWNED(1)
                                                               -------------------------  -------------------------
                                                               NUMBER OF                  NUMBER OF
NAME AND ADDRESS OF BENEFICIAL OWNER(2)                          SHARES     PERCENTAGE      SHARES     PERCENTAGE
-------------------------------------------------------------  ----------  -------------  ----------  -------------
Alfred G. Scheid(3)..........................................   1,649,589         37.6     1,649,589         48.9
Scott D. Scheid(4)...........................................     356,259         11.5       347,093         10.3
Heidi M. Scheid(5)...........................................     366,259         11.8       357,093         10.6
Kurt J. Gollnick(6)..........................................     309,259         11.3       300,093          8.9
John L. Crary(7).............................................       5,000            *             0          0.0
Robert P. Hartzell(7)(8).....................................       5,000            *             0          0.0
Emily K. Liberty(9)..........................................     309,066         10.2       309,066          9.2
Tyler P. Scheid..............................................     309,066         10.2       309,066          9.2
Wellington Management Company, LLP(10).......................     640,000         23.4             0          0.0
Putnam Investment Management, Inc.(11).......................     400,000         14.6             0          0.0
Cowen & Company(12)..........................................     388,800         14.2             0          0.0
All executive officers and Directors as a group (6
  PERSONS)...................................................   2,691,366         49.6     2,653,868         78.7

------------------------

*   Less than one percent.

(1) Except in the cases of Wellington Management Company, LLP, Putnam Investment Management, Inc. and Cowen & Company (the "Institutional Holders") and for certain stock options exercisable for shares of Class A Common Stock as described in notes 4 through 6 below, all shares of Class A Common Stock reflected as beneficially owned by each person named in this table represent shares issuable upon conversion of the beneficial holder's shares of Class B Common Stock. Beneficial ownership and the percentages of the Class A Common Stock and Class B Common Stock outstanding have been determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. In the case of the Institutional Holders, the stockholdings reported reflect data set forth in the latest Schedule 13G furnished to the Company by the respective Institutional Holders.

(2) The address of each of the persons named in this table, other than the Institutional Holders, is c/o Scheid Vineyards Inc., 13470 Washington Boulevard, Marina del Rey, California 90292. The addresses of the Institutional Holders are set forth in notes 10 through 12 below. Scott D. Scheid, Heidi M. Scheid, Emily K. Liberty and Tyler P. Scheid are children of Alfred G. Scheid.

                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

(3) Owned by Alfred G. Scheid as Trustee of the Alfred G. Scheid Revocable Trust dated October 8, 1992. Does not include 100,000 shares of Class B Common Stock owned by a revocable trust of which Mr. Scheid's wife is the sole trustee and over which Mr. Scheid does not have any voting power or investment power. Mr. Scheid disclaims beneficial ownership of the shares beneficially owned by his wife's trust.

(4) Includes 335,093 shares of Class B Common Stock owned by Scott D. Scheid and 12,000 shares of Class B Common Stock owned by trusts for the benefit of the children of Heidi M. Scheid, of which Mr. Scheid is a co-trustee together with Heidi M. Scheid. Class A shareholdings also include 9,166 shares that may be acquired upon the exercise of options granted under the Plan that are currently exercisable or may become exercisable prior to May 30, 1999. Does not include 11,000 shares of Class B Common Stock owned by Mr. Scheid's wife and over which Mr. Scheid does not have any voting power or investment power. Mr. Scheid disclaims beneficial ownership of the shares beneficially owned by his wife.

(5) Includes 345,093 shares of Class B Common Stock owned by Heidi M. Scheid and 12,000 shares of Class B Common Stock owned by trusts for the benefit of the children of Ms. Scheid, of which Ms. Scheid is a co-trustee together with Scott D. Scheid. Class A shareholdings also include 9,166 shares that may be acquired upon the exercise of options granted under the Plan that are currently exercisable or may become exercisable prior to May 30, 1999. Does not include 1,000 shares of Class B Common Stock owned by Ms. Scheid's husband and over which Ms. Scheid does not have any voting power or investment power. Ms. Scheid disclaims beneficial ownership of the shares beneficially owned by her husband.

(6) Class A shareholdings include 9,166 shares that may be acquired upon the exercise of options granted under the Plan that are currently exercisable or may become exercisable prior to May 30, 1999. Does not include 1,000 shares of Class B Common Stock owned by Mr. Gollnick's wife and over which Mr. Gollnick does not have any voting power or investment power. Mr. Gollnick disclaims beneficial ownership of the shares beneficially owned by his wife.

(7) Represents shares that may be acquired upon the exercise of options granted under the Plan that are currently exercisable or may become exercisable prior to May 30, 1999.

(8) Does not include 600 shares of Class B Common Stock owned by Mr. Hartzell's wife and over which Mr. Hartzell does not have any voting power or investment power. Mr. Hartzell disclaims beneficial ownership of the shares beneficially owned by his wife.

(9) Does not include 100 shares of Class B Common Stock owned by Ms. Liberty's husband and over which Ms. Liberty does not have any voting power or investment power. Ms. Liberty disclaims beneficial ownership of the shares beneficially owned by her husband.

(10) Wellington Management Company, LLP ("WMC") is an investment adviser to and parent holding company of Wellington Trust Company, NA ("WTC"), which beneficially owns 490,000 of the 640,000 shares of Class A Common Stock beneficially owned by WMC. The address of WMC and WTC is 75 State Street, Boston, Massachusetts 02109.

(11) Putnam Investment Management, Inc. ("PIM") is an indirect wholly owned subsidiary of Marsh & McLennan Companies, Inc. PIM is the investment adviser to the Putnam Capital Appreciation Fund, which owns the 400,000 shares of Class A Common Stock beneficially owned by PIM. The address of PIM is One Post Office Square, Boston, Massachusetts 02109.

(12) Cowen & Company is a subsidiary of Cowen Incorporated, which may be deemed to be controlled by Joseph Cohen. The address of Cowen & Company is Financial Square, New York, New York 10005-3597.

AGREEMENT AMONG CLASS B STOCKHOLDERS

    The holders of the outstanding shares of Class B Common Stock and the Company are parties to an Amended and Restated Buy-Sell Agreement (the "Buy-Sell Agreement"). Pursuant to the Buy-Sell Agreement, no holder of shares of Class B Common Stock other than Alfred G. Scheid may, with limited exceptions, transfer Class B Common Stock or convert Class B Common Stock into Class A Common Stock without first offering such stock, in a specified order, to the Company, Alfred
G. Scheid, Scott D. Scheid and Heidi M. Scheid. The Buy-Sell Agreement applies to a broad range of transfers and dispositions other than transfers to (i) the Company, (ii) certain other Class B stockholders, (iii) a current or former spouse or direct lineal descendant of any Class B stockholder including, without limitation, adopted persons (if adopted during minority) and persons born out of wedlock, and excluding foster children and stepchildren, (iv) a trust under which all of the beneficiaries are persons described in clauses (ii) or (iii) above, and (v) a corporation, partnership or limited liability company, all of the equity interests of which are owned by persons or entities described in clauses (i), (ii), (iii) and (iv) above or corporations, partnerships and limited liability companies described in this clause (v). The Buy-Sell Agreement also grants an option, exercisable in a specified order, to the Company, Alfred
G. Scheid, Scott D. Scheid and Heidi M. Scheid, to purchase the shares of Class B Common Stock held by certain Class B stockholders at specified prices upon (A) the death of such Class B Stockholder, (B) the entry or imposition of certain judgments, levies or attachments affecting the shares of Class B Common Stock held by such stockholder, (C) certain bankruptcy or insolvency events affecting such stockholder or (D) in the case of Kurt J. Gollnick, the termination of his employment with the Company.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION OF NAMED EXECUTIVE OFFICERS

    The following table sets forth information concerning the annual and long-term compensation earned by the Named Executive Officers for services rendered in all capacities to the Company for the fiscal years ended December 31, 1998, 1997 and 1996. The "Named Executive Officers" include (i) each person who served as Chief Executive Officer during 1998 (one person), (ii) each person who (a) served as an executive officer at December 31, 1998, (b) was among the four most highly paid executive officers of the Company, not including the Chief Executive Officer, during 1998 and (c) earned total annual salary and bonus compensation in 1998 in excess of $100,000 (three persons), and (iii) up to two persons who would be included under clause (ii) above had they served as an executive officer at December 31, 1998 (no persons).

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG-TERM
                                                          ANNUAL COMPENSATION(1)                  COMPENSATION
                                          ------------------------------------------------------  -------------
                                                                                     OTHER           SHARES
                                                                                    ANNUAL         UNDERLYING      ALL OTHER
                                            FISCAL       SALARY      BONUS       COMPENSATION     OPTIONS/SARS   COMPENSATION
NAME AND CAPACITY IN WHICH SERVED            YEAR        ($)(2)       ($)           ($)(3)           (#)(4)      ($)(5)(6)(7)
----------------------------------------  -----------  ----------  ----------  -----------------  -------------  -------------
Alfred G.Scheid.........................        1998   $  400,000  $   75,000       -- -- --                0     $   249,634
  CHAIRMAN OF THE BOARD AND                     1997   $  400,000  $  140,000                               0     $   168,183
  CHIEF EXECUTIVE OFFICER                       1996   $  400,000  $        0                               0     $    97,095

Scott D. Scheid.........................        1998   $  130,000  $   85,000       -- -- --                0     $     3,900
  VICE PRESIDENT AND CHIEF OPERATING            1997   $  118,300  $  105,000                          20,000     $     3,550
  OFFICER                                       1996   $   90,000  $   75,000                               0     $     2,700

Heidi M. Scheid.........................        1998   $  120,000  $   75,000       -- -- --                0     $     3,600
  VICE PRESIDENT FINANCE,                       1997   $  106,700  $   90,000                          20,000     $     3,200
  CHIEF FINANCIAL OFFICER, TREASURER AND        1996   $   75,000  $   30,000                               0     $     2,250
  SECRETARY

Kurt J. Gollnick........................        1998   $  120,000  $   85,000       -- -- --           20,000     $    53,600
  VICE PRESIDENT VINEYARD OPERATIONS            1997   $  111,700  $  105,000                          20,000     $     3,350
                                                1996   $   92,700  $   85,000                               0     $     2,781

------------------------

(1) Amounts shown include cash compensation earned for the periods reported whether paid or accrued in such periods.

(2) As of April 1, 1999, the annual salary levels for the Named Executive Officers were: Alfred G. Scheid ($400,000); Scott D. Scheid ($130,000); Heidi M. Scheid ($120,000); and Kurt J. Gollnick ($120,000).

(3) During each of 1998, 1997 and 1996, the Named Executive Officers received personal benefits, the aggregate amounts of which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for such Named Executive Officer in such years.

(4) The Named Executive Officers did not receive any restricted stock awards or long-term incentive plan payouts in 1998, 1997 or 1996. The stock option grant to Mr. Gollnick in 1998 represents a repricing of the stock options granted to Mr. Gollnick in 1997. The exercise price was reduced from $10.00 per share to $4.00 per share.

(FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

(5) Except as described in notes 6 and 7, all amounts in this column represent matching contributions under the Company's 401(k) plan. In the case of Alfred G. Scheid, matching contributions in 1998, 1997 and 1996 were $5,000, $4,750 and $4,620, respectively. In the case of Mr. Gollnick, matching contributions in 1998 were $3,600.

(6) In the case of Alfred G. Scheid, includes $244,634, $163,433 and $92,475 in 1998, 1997 and 1996, respectively, representing benefits received under a split dollar life insurance trust arrangement pursuant to which Alfred G. Scheid is entitled to designate the beneficiary of a $4,500,000 life insurance policy and the Company is obligated to advance a portion of the premiums. The owner of the insurance policy is a trust, the trustees of which include Scott D. Scheid and Heidi M. Scheid, each of whom is an executive officer and Director of the Company and a child of Alfred G. Scheid. Advances by the Company are required to be repaid out of the surrender proceeds or death benefits payable under the policy. The amount of the benefits received in each year represents (i) the premiums payable by the Company during the year ($244,634 in 1998, $163,433 in 1997 and $92,475 in 1996) plus (ii) the proportionate amount, if any, of the excess of the actuarially projected cash surrender value of the policy at the end of such year over the aggregate amount of premiums advanced by the Company through such year ($0 at each of December 31, 1998, 1997 and 1996). Such proportionate amount is measured by the time-weighted compounded returns on the premiums advanced by each of the Company and the policy owner, and assuming a constant rate of return from inception of the policy.

(7) In the case of Mr. Gollnick, includes $50,000 in 1998 in respect of 10,000 shares of SVI Class B Common Stock gifted to him by Alfred G. Scheid as Trustee of the Alfred G. Scheid Revocable Trust dated October 8, 1992. Such shares were valued at a 33% discount from the closing per share price of the Class A Common Stock on the Nasdaq National Market System on the date of gift.

OPTION GRANTS

    The following table sets forth information with respect to grants of stock options to the Named Executive Officers during fiscal 1998, which stock options are exercisable for shares of Class A Common Stock of the Company. No stock appreciation rights were granted by the Company in fiscal 1998.

                       OPTIONS/SAR GRANTS IN FISCAL 1998

                                                       NUMBER OF      % OF TOTAL
                                                      SECURITIES     OPTIONS/SARS
                                                      UNDERLYING      GRANTED TO
                                                     OPTIONS/SARS    EMPLOYEES IN    EXERCISE PRICE     EXPIRATION
NAME                                                 GRANTED(#)(1)    FISCAL YEAR       ($/SHARE)          DATE
---------------------------------------------------  -------------  ---------------  ---------------  ---------------
Kurt J. Gollnick...................................       20,000            29.6%       $    4.00     July 23, 2007

------------------------

(1) These options were originally granted under the Plan on July 24, 1997 and were repriced on October 8, 1998 from $10.00 per share to $4.00 per share. The exercise price is equal to the fair market value of the Class A Common Stock on the date of grant or repricing. The options vest 25% on the first anniversary of the grant date with the remaining 75% vesting ratably in 36 monthly installments following the first anniversary of the grant date; provided, however, that the vesting of options will be accelerated immediately prior to certain corporate transactions involving certain changes in control of the Company unless the options are assumed, or replaced with comparable options or a cash incentive program, by the successor corporation. In addition, the options provide for the acceleration of vesting and extension of the option termination dates upon the termination of the optionee's employment with the Company under certain circumstances following certain changes in control of the Company. The stock options are subject to termination prior to the expiration date following the termination of the optionee's employment with the Company. See "--Employment Agreements, Termination of Employment and Change-in-Control Arrangements" below.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth with respect to the Named Executive Officers information concerning the exercise of stock options during 1998 and unexercised options held as of the end of the year. The Company has never granted stock appreciation rights.

                        AGGREGATED OPTION/SAR EXERCISES
                      AND 1998 YEAR-END OPTION/SAR VALUES

                                                                             NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                                OPTIONS/SARS AT         IN-THE-MONEY OPTIONS/SARS
                                            SHARES             VALUE           FISCAL YEAR END(#)        AT FISCAL YEAR END($)(1)
                                           ACQUIRED          REALIZED     ----------------------------  --------------------------
NAME                                    ON EXERCISE(#)          ($)        UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE  EXERCISABLE
------------------------------------  -------------------  -------------  ---------------  -----------  -------------  -----------
Alfred G. Scheid....................               0         $       0               0              0            --            --
Scott D. Scheid.....................               0         $       0           7,083         12,917     $       0     $       0
Heidi M. Scheid.....................               0         $       0           7,083         12,917     $       0     $       0
Kurt J. Gollnick....................               0         $       0           7,083         12,917     $   6,198     $  11,302

------------------------

(1) The values of unexercised in-the-money options have been determined based on the per share closing price of the Company's Common Stock as reported in the Nasdaq-National Market System on December 31, 1998 ($4.875).

REPORT OF THE BOARD OF DIRECTORS ON REPRICING OF OUTSTANDING STOCK OPTIONS

    On October 8, 1998, the Board of Directors unanimously adopted resolutions reducing the per share exercise price of all stock options previously granted under the Discretionary Option Grant Program of the Plan, excluding those stock options granted to Directors, from $10.00 to $4.00, the Fair Market Value (as defined in the Plan) on that date. The repriced stock options are exercisable for an aggregate of 71,000 shares of Class A Common Stock and include options exercisable for 20,000 shares of Class A Common Stock granted to Kurt J. Gollnick, one of the Named Executive Officers. The Board of Directors believes that due to the trading levels of the Company's Class A Common Stock during the several months preceding the repricing date, the outstanding stock options neither provided adequate compensation incentive to the option holders nor aligned their long-term interests with those of the Company's stockholders. The Board of Directors concluded that it was in the long-term best interests of the Company and its stockholders to reduce the per share exercise price of the outstanding stock options, excluding those granted to Directors, to the then prevailing trading price.

THE BOARD OF DIRECTORS
Alfred G. Scheid        John L. Crary
Scott D. Scheid         Robert P. Hartzell
Heidi M. Scheid

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    The Company has entered into an employment agreement (collectively, the "Employment Agreements") with each of Alfred G. Scheid, Scott D. Scheid, Heidi
M. Scheid and Kurt J. Gollnick (collectively, the "Employees") providing for a minimum employment of three years beginning on July 19, 1997, except for Alfred
G. Scheid, whose Employment Agreement has a minimum one-year term. Under their respective Employment Agreements, Alfred G. Scheid currently is entitled to an annual base salary of $400,000, Scott D. Scheid currently is entitled to an annual base salary of $130,000 and each of Heidi M.

Scheid and Kurt J. Gollnick is entitled to an annual base salary of $120,000. The base salary under each Employment Agreement is subject to upward adjustment, and each Employee is eligible for bonus compensation pursuant to bonus arrangements, as determined by the Board of Directors upon the recommendation of the Compensation Committee. The Company may terminate each Employee's employment at any time with or without cause, and no severance payment obligations are provided.

    A Buy-Sell Agreement among the Company and the holders of Class B Common Stock provides, among other things, that the shares of Class B Common Stock held by Mr. Gollnick (currently 300,093) are purchasable at the option first of the Company, next of Alfred G. Scheid if the Company does not exercise such option, and thereafter of Scott D. Scheid and Heidi M. Scheid if the Company and Alfred
G. Scheid do not exercise such options, if Mr. Gollnick's employment with the Company terminates for any reason. See "Security Ownership of Certain Beneficial Owners and Management--Agreement Among Class B Stockholders". If such termination is a voluntary termination by Mr. Gollnick that occurs prior to July 29, 2004, or is for "cause" (as defined) regardless of when such termination for "cause" occurs, the per share purchase price for Mr. Gollnick's shares of Class B Common Stock will be equal to the price per share he paid for such shares, and if such termination occurs for any other reason or under any other circumstances, or upon the death of Mr. Gollnick, the per share purchase price will be the weighted average trading price of the Class A Common Stock for the immediately preceding 20 trading days on which such Class A Common Stock actually was traded.

    The outstanding stock options exercisable for shares of Class A Common Stock of the Company that have been granted under the Plan, including those granted to the Directors and Named Executive Officers, provide for accelerated vesting in connection with certain corporate transactions involving certain changes in control of the Company unless the options are assumed, or replaced with comparable options or a cash incentive program, by the successor corporation. In addition, the stock options that have been granted to the Named Executive Officers provide for immediate acceleration of these options upon an "involuntary termination" of employment occurring within 18 months of a "change in control." In the event of such an acceleration, the options will remain exercisable until the earlier of the expiration date specified in the option grant and one year after the date of involuntary termination. For purposes of these provisions: an "involuntary termination" means, generally, termination by the Company other for "misconduct" (as defined) or termination by the employee following an involuntary material change in position and responsibility, an involuntary reduction in compensation by more than 15% or an involuntary relocation by more than 50 miles; and a "change in control" means, generally, the acquisition of securities representing a majority of the voting power of the Company other than by the Company and its affiliates, a change in a majority of the Board of Directors over a period of 36 month or less involving new Directors that have not been elected or nominated by the other Directors or a change in ownership of securities representing more than a majority of the voting power of certain subsidiaries of the Company.

    The Company has entered into agreements to provide indemnification for the Company's Directors and certain officers in addition to the indemnification provided for in the Company's Bylaws. These agreements, among other things, will indemnify the Company's Directors and certain officers to the fullest extent permitted by Delaware law for certain expenses (including attorneys' fees), and all losses, claims, liabilities, judgments, fines and settlement amounts incurred by such person arising out of or in connection with such persons' service as Directors or officers of the Company or an affiliate of the Company. These agreements provide for the advancement of expenses incurred in defending a claim prior to resolution of the merits of the claim. These agreements also require the Company to maintain directors and officers liability insurance. The Employment Agreements impose similar indemnification obligations on the Company. There is no pending litigation or proceeding involving a Director, officer, employee or agent of the Company, and the Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

                              CERTAIN TRANSACTIONS

FORMATION OF SVI

    SVI was incorporated in Delaware in July 1997 to act as a holding company for Scheid Vineyards California Inc., a California corporation ("SVI-Cal"), the Company's operating subsidiary, and to participate in the Exchange Transaction described below. See "--Exchange of Shares, Partnership Units and Limited Liability Company Interests for Class B Common Stock."

EXCHANGE OF SHARES, PARTNERSHIP UNITS AND LIMITED LIABILITY COMPANY INTERESTS
  FOR CLASS B COMMON STOCK

    Prior to the Company's initial public offering, SVI-Cal was the general partner of (i) Vineyard Investors 1972 ("VI-1972"), a California limited partnership having as its limited partners SVI-Cal, Big Vines Limited Liability Company ("Big Vines"), a California limited liability company having Scott D. Scheid (the son of Alfred G. Scheid and an executive officer and a Director of the Company) and Heidi M. Scheid (the daughter of Alfred G. Scheid and an executive officer and a Director of the Company) as its members, Emanty Limited Liability Company, a California limited liability company having Alfred G. Scheid (an executive officer and a Director of the Company), Tyler P. Scheid (the son of Alfred G. Scheid) and Emily K. Liberty (the daughter of Alfred G. Scheid) as its members, and Kurt J. Gollnick (an executive officer of the Company); and (ii) Vineyard 405 ("V-405"), a California limited partnership having as its limited partners SVI-Cal and VI-1972. Prior to the initial public offering, SVI-Cal also was a member of Quadra Partners LLC ("Quadra Partners"), a California limited liability company having Alfred G. Scheid, Scott D. Scheid, Heidi M. Scheid and Kurt J. Gollnick as additional members. During their respective existences, VI-1972, V-405 and Quadra Partners were the owners or ground lessees of various vineyard properties currently owned or leased by the Company.

    In connection with the initial public offering, the capital stock of SVI-Cal held by its sole stockholder, the membership interests held by all members of each of Quadra Partners and Big Vines and the limited partnership units held by all limited partners (other than SVI-Cal) in VI-1972 were contributed to the Company in exchange for (i) 4,400,000 shares of Class B Common Stock of the Company (the "Exchange Transaction"), representing 100% of the issued and outstanding common stock of the Company prior to the initial public offering, and (ii) a commitment by SVI-Cal to make the distributions described below. See "--Termination of SVI-Cal's S Corporation Status." The Company, as part of the Exchange Transaction, simultaneously contributed such limited partnership units in VI-1972 and such membership interests in each of Quadra Partners and Big Vines to SVI-Cal and, as a result, each of Quadra Partners, Big Vines, VI-1972 and V-405 was terminated and dissolved and the assets and liabilities of each became assets and liabilities of SVI-Cal. The following table sets forth the number and percentage of shares of Class B

Common Stock of SVI that were issued to the sole stockholder of SVI-Cal and the members of and limited partners in Quadra Partners, Big Vines and VI-1972 as a result of the Exchange Transaction:

                                                   PERCENTAGE OF CLASS B
                                NUMBER OF SHARES       COMMON STOCK
                                   OF CLASS B      OUTSTANDING FOLLOWING
                                  COMMON STOCK           EXCHANGE
NAME OF MEMBER OR PARTNER         RECEIVED(1)         TRANSACTION(1)
------------------------------  ----------------   ---------------------
Emanty Limited Liability
  Company(2)..................       573,870               13.0%
Alfred G. Scheid(3)...........     2,955,851               67.2%
Scott D. Scheid...............       290,093                6.6%
Heidi M. Scheid...............       290,093                6.6%
Kurt J. Gollnick..............       290,093                6.6%
                                ----------------         -------
    Total.....................     4,400,000                100%
                                ----------------         -------
                                ----------------         -------

------------------------

(1) This table does not reflect current shareholdings of the named persons. See "Security Ownership of Certain Beneficial Owners and Management."

(2) Emanty Limited Liability Company has been dissolved by agreement of its members, and its shares of Class B Common Stock have been distributed to its members (Alfred G. Scheid and two of his children) pro rata in accordance with their respective membership interests. See "Security Ownership of Certain Beneficial Owners and Management."

(3) All of these shares were issued to Mr. Scheid as Trustee of the Alfred G. Scheid Revocable Trust dated October 8, 1992.

TERMINATION OF SVI-CAL'S S CORPORATION STATUS

    SVI-Cal was a Subchapter S Corporation for federal and California state income tax purposes from 1989 until July 1997. As a result, the net income of SVI-Cal for federal and certain state income tax purposes for such periods was reported by, and taxed directly to, SVI-Cal's sole stockholder, Alfred G. Scheid, whether or not such earnings were distributed. Prior to the Company's initial public offering, SVI-Cal's cumulative S Corporation earnings were determined and a distribution of $3,193,000 was made to Mr. Scheid. In addition, a distribution of $480,000 was made to the limited partners of Vineyard Investors 1972 (as of immediately prior to the Exchange Transaction) to pay income taxes on income from the partnership. The Exchange Transaction resulted in the termination of SVI-Cal's S Corporation status. See "--Exchange of Shares, Partnership Units and Limited Liability Company Interests for Class B Common Stock."

CORPORATE HEADQUARTERS LEASE

    Pursuant to a five-year lease (the "Lease"), the Company leases the third floor of a three-story office building in Marina del Rey, a suburb of Los Angeles, from Tesh Partners, L.P., a limited partnership comprised of members of the Scheid family. The Company occupies 5,685 square feet and the rest of the building (approximately 5,300 square feet) is leased to unrelated parties. The general partner of Tesh Partners, L.P. is SVI-Cal and the limited partners are Alfred G. Scheid's four children, two of whom are Scott D. Scheid and Heidi M. Scheid, each an executive officer and a Director of the Company. The lease runs until June 1999 and the rent is $98,616 annually, plus an additional annual amount of $3,660 for parking. The Company believes that the terms of the Lease are at least as favorable to the Company as if the Lease were entered into with an unaffiliated third party. The Company anticipates renewing this lease in 1999.

GOLLNICK NOTE

    On December 30, 1994, Kurt J. Gollnick, an executive officer of the Company, purchased 555 limited partnership units of VI-1972 from SVI in exchange for the delivery by Mr. Gollnick to the Company of a Promissory Note (the "Gollnick Note") in the original principal amount of $98,790. The Gollnick Note bore interest at the rate of 8.23% per annum, and was payable interest only on the 30th day of December of each year until December 30, 2004, at which time the entire principal balance and all accrued, unpaid interest was payable in full. The Gollnick Note was repaid in full in December 1997.

CONSULTING AGREEMENTS

    The Company periodically consults with John L. Crary and Robert P. Hartzell, both Directors of the Company, on various matters relating to its business activities. The Company pays Messrs. Crary and Hartzell on an hourly basis, at varying rates depending on the nature of service being provided. Consulting fees and reimbursable consulting-related expenses paid to Mr. Crary by the Company during 1997 aggregated $124,864.

FUTURE TRANSACTIONS

    The Company does not have any current intentions to enter into any future transactions with related parties with respect to the acquisition or development of additional vineyard or other properties. The Company has adopted a policy requiring future transactions with affiliates to be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

                                  FORM 10-KSB

    SVI will furnish without charge to each stockholder, upon written request addressed to SVI c/o Linda Carris, 13470 Washington Boulevard, Marina del Rey, California 90292, a copy of its Annual Report on Form 10-KSB for the year ended December 31, 1998 (excluding the exhibits thereto), as filed with the Securities and Exchange Commission. The Company will provide a copy of the exhibits to its Annual Report on Form 10-KSB for the year ended December 31, 1998 upon the written request of any beneficial owner of the Company's securities as of the record date for the Annual Meeting and reimbursement of the Company's reasonable expenses. Such request should be addressed to SVI c/o Linda Carris at the above address.

                          FUTURE STOCKHOLDER PROPOSALS

    Any stockholder proposal intended to be presented at the 2000 Annual Meeting of Stockholders must be submitted sufficiently far in advance so that it is received by SVI not later than December 31, 1999.

                                 OTHER MATTERS

    The Company's independent public accountants for the fiscal year ended December 31, 1998 were Deloitte & Touche LLP, which firm is expected to be appointed to serve in such capacity for the current year. A representative of Deloitte & Touche LLP is not expected to be present at the meeting. However, if a representative of Deloitte & Touche LLP is present at the meeting, such representative will have an opportunity to make a statement if he or she so desires and to respond to appropriate questions.

    Neither the Company nor any of the persons named as proxies knows of matters other than those stated above to be voted on at the Annual Meeting. However, if any other matters are properly presented at the meeting, the persons named as proxies are empowered to vote in accordance with their discretion on such matters.

    The Annual Report of SVI for the fiscal year ended December 31, 1998 accompanies this proxy statement, but it is not to be deemed a part of the proxy soliciting material.

                        PLEASE COMPLETE, SIGN AND RETURN
                          THE ENCLOSED PROXY PROMPTLY

                             SCHEID VINEYARDS INC.

                                          By order of the Board of Directors

                                            [/S/ ALFRED G. SCHEID]

                                          Alfred G. Scheid
                                          Chairman of the Board
                                          and Chief Executive Officer

Marina del Rey, California
April 12, 1999

                    REVOCABLE PROXY FOR CLASS A COMMON STOCK
                             SCHEID VINEYARDS INC.
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 13, 1999

    The undersigned stockholder(s) of Scheid Vineyards Inc. (the "Company") hereby nominates, constitutes and appoints Alfred G. Scheid, Scott D. Scheid and Heidi M. Scheid, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of CLASS A COMMON STOCK of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the World Trade Club, located in the World Trade Center, Ferry Building, on the Embarcadero at Market Street, San Francisco, California, at 2:00 p.m. (local time) on Thursday, May 13, 1999, and any and all adjournments or postponements thereof, with respect to the matters described in the accompanying Proxy Statement, and in their discretion, on such other matters which properly come before the meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. PROPOSAL NO. 1                  / / AUTHORITY GIVEN                                     / / WITHHOLD AUTHORITY
  ELECTION OF DIRECTORS              to vote for the nominees listed below                   to vote for the nominees.
                                     (except as indicated to the contrary below).

   (INSTRUCTION: To withhold authority to vote for any nominee, strike a line through such nominee's name below.)

            JOHN L. CRARY                        ROBERT P. HARTZELL

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS OR POSTPONEMENTS THEREOF. MANAGEMENT CURRENTLY KNOWS OF NO OTHER BUSINESS TO BE PRESENTED BY OR ON BEHALF OF THE COMPANY OR ITS BOARD OF DIRECTORS AT THE MEETING.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED
                                    PRIOR TO
     ITS EXERCISE. PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS PROXY.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" FOR THE ELECTION OF DIRECTORS. THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "AUTHORITY GIVEN" FOR THE ELECTION OF DIRECTORS UNLESS OTHER INSTRUCTIONS ARE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

    IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
                                              Dated ______________________, 1999
                                              __________________________________
                                                     (Please print name)
                                              __________________________________
                                              (Signature of Class A Stockholder)
                                              __________________________________
                                                     (Please print name)
                                              __________________________________
                                              (Signature of Class A Stockholder)

                                              Please date this Proxy and sign
                                              your name as it appears on your
                                              stock certificates. (Executors,
                                              administrators, trustees, etc.,
                                              should give their full titles. All
                                              joint owners should sign).

                                              I do / / do not / / expect to
                                              attend the Meeting.
                                              Number of Persons: ____________

                    REVOCABLE PROXY FOR CLASS B COMMON STOCK
                             SCHEID VINEYARDS INC.
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 13, 1999

    The undersigned stockholder(s) of Scheid Vineyards Inc. (the "Company") hereby nominates, constitutes and appoints Alfred G. Scheid, Scott D. Scheid and Heidi M. Scheid, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of CLASS B COMMON STOCK of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the World Trade Club, located in the World Trade Center, Ferry Building, on the Embarcadero at Market Street, San Francisco, California, at 2:00 p.m. (local time) on Thursday, May 13, 1999, and any and all adjournments or postponements thereof, with respect to the matters described in the accompanying Proxy Statement, and in their discretion, on such other matters which properly come before the meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.   PROPOSAL NO. 1          / /  AUTHORITY GIVEN            / /  WITHHOLD
     ELECTION OF DIRECTORS       to vote for the nominees    AUTHORITY
                                 listed below                    to vote for
                                 (except as indicated to     the nominees.
                             the contrary below).
  (INSTRUCTIONS: To withhold authority to vote for any nominee, strike a line through such nominee's name below.)
     ALFRED G. SCHEID        SCOTT D. SCHEID                 HEIDI M. SCHEID
     To transact such other business as may properly come before the Meeting
2. and any adjournment or adjournments or postponements thereof. Management currently knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the Meeting.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS PROXY.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" FOR THE ELECTION OF DIRECTORS. THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "AUTHORITY GIVEN" FOR THE ELECTION OF DIRECTORS UNLESS OTHER INSTRUCTIONS ARE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

    IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
                                             Dated _______________________, 1999
                                             ___________________________________

                                                     (Please print name)
                                             ___________________________________

                                             (Signature of Class B Stockholder)
                                             ___________________________________

                                                     (Please print name)
                                             ___________________________________

                                             (Signature of Class B Stockholder)

                                             Please date this Proxy and sign
                                             your name as it appears on your
                                             stock certificates. (Executors,
                                             administrators, trustees, etc.,
                                             should give their full titles. All
                                             joint owners should sign).

                                             I do / /  do not / /  expect to
                                             attend the Meeting.
                                             Number of Persons: _____________